Income Taxes Disclosure: Schedule of Components of Income Tax Expense (Benefit) (Tables)	12 Months Ended
Dec. 31, 2016
Tables/Schedules
Schedule of Components of Income Tax Expense (Benefit)

	2016 $	2015 $

Loss before income tax	(40,226)	(65,470)
Statutory tax rate	26%	26%
Expected tax recovery	(10,458)	(17,022)

Permanent differences and other	2,224	1,079
Expiry of non-capital loss	--	96,858
Change in valuation allowance	8,234	(80,915)

Provision for income taxes	--	--